SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Information Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                      SunAmerica Style Select Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
 (Name of Person(s) Filing Information Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                           AIG SunAmerica Asset Management Corp.
                                                     Harborside Financial Center
                                                                    3200 Plaza 5
                                                      Jersey City, NJ 07311-4992
                                                                    800.858.8850


June 27, 2003

Dear Shareholders:

      The enclosed information statement is being provided to shareholders of the Focused 2000 Value Portfolio (the "Portfolio") of SunAmerica Style Select Series, Inc. ("Style Select"), as a result of the dissolution of Berger Financial Group LLC ("Berger"). Berger, a wholly owned subsidiary of Janus Capital Group Inc. ("Janus"), is being dissolved as part of Janus' restructuring (the "Restructuring"). As a result, Janus Capital Management LLC ("JCM"), a direct subsidiary of Janus, entered into new subadvisory agreements with its clients replacing Berger. On February 27, 2003, the Board of Directors of Style Select approved the engagement of JCM to serve as investment manager effective April 30, 2003. JCM does not anticipate the transaction to result in personnel changes affecting the Portfolio's management or administration.

      In addition, this information statement details a change of control of Perkins, Wolf, McDonnell and Company, LLC ("PWM"). Prior to the Restructuring, Berger had subcontracted with PWM to manage its portion of the Portfolio. In a separate transaction, Janus acquired a 30% ownership interest of PWM and as Berger's replacement entered into a similar agreement with PWM. The transaction has not had and is not expected to have any immediate impact on PWM's management, which is expected to continue to conduct day-to-day business activities, including Portfolio management. PWM believes that the transaction offers the potential to enhance its future ability to deliver quality investment advisory services.

      As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Portfolio, the ownership of Janus and PWM and the terms of the subadvisory agreement between AIG SunAmerica Asset Management Corp. ("SunAmerica") and Janus, which the Directors, including the Independent Directors, have approved.

      THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. Should you have any questions, please feel free to call us at
(800) 858-8850, extension 6010. We thank you for your continued interest in AIG SunAmerica Mutual Funds.

                                              Sincerely,

                                              /s/ Peter A. Harbeck
                                              Peter A. Harbeck
                                              President and CEO
                                              AIG SunAmerica Asset Management

                      SUNAMERICA STYLE SELECT SERIES, INC.
                          Focused 2000 Value Portfolio
                           Harborside Financial Center
                                  3200 Plaza 5
                              Jersey City, NJ 07311

                        --------------------------------

                              INFORMATION STATEMENT

                        --------------------------------

      This information statement is being provided to the shareholders of the Focused 2000 Value Portfolio (the "Portfolio") of SunAmerica Style Select Series, Inc. ("Style Select") in lieu of a proxy statement, pursuant to the terms of an exemptive order Style Select has received from the Securities and Exchange Commission which permits AIG SunAmerica Asset Management Corp. ("SunAmerica") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Directors (the "Directors"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Directors of the Corporation.

      WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

      This information statement will be mailed on or about June 30, 2003. Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports of Style Select may be obtained by writing to AIG SunAmerica Mutual Funds c/o NFDS, P.O. Box 219186, Kansas City, MO 64121-9186, or by calling (800) 858-8850, extension 6010.

Purpose of the Information Statement

      On February 27, 2003, the Directors approved a Subadvisory Agreement between SunAmerica, the investment adviser and manager, and Janus Capital Management LLC ("JCM"), a direct subsidiary of Janus Capital Group Inc. ("Janus"), the subadviser, with respect to a component of the Focused 2000 Value Portfolio. Berger Financial Group LLC ("Berger"), the previous subadviser to the Portfolio and a wholly owned subsidiary of Janus, is being dissolved as part of Janus' restructuring (the "Restructuring"). As a result, JCM entered into new subadvisory agreements with its clients replacing Berger. As of April 30, 2003, JCM replaced Berger as investment manager to the Portfolio.

      A portion of the Portfolio is presently managed by Perkins, Wolf, McDonnell and Company, LLC ("PWM"). Prior to the Restructuring, Berger had subcontracted with PWM to manage its portion of the Portfolio. In a separate transaction, Janus acquired a 30% ownership interest of PWM and as Berger's replacement entered into a similar agreement with PWM. This change constituted a change of control of PWM, which resulted in an assignment, as defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Sub-Management between Berger and PWM, which was in effect at that time. The Sub-Management Agreement, by its terms and consistent with Section 15(a) of the 1940 Act, provided for its automatic termination upon assignment. As a result, the Directors of Style Select approved Janus' delegation of its duties and responsibilities for providing investment advisory services to PWM and Janus and PWM entered into a new Sub-Management Agreement.

SunAmerica Style Select Series, Inc.

      The Portfolio is an investment series of Style Select, a Maryland Corporation. Style Select initially entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on September 17, 1996 and entered into a new Advisory Agreement with SunAmerica on January 1, 1999. SunAmerica selects the subadvisers for the Portfolios of Style Select, may manage certain portions of the Portfolios, provides various administrative services and supervises the Portfolios' daily business affairs, subject to general review by the Directors. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

      The subadvisers to Style Select act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portions of their respective Portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolios do not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Directors, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent not as principal, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, as amended, the rules and interpretations thereunder and other applicable securities laws.

The Subadvisory Agreement

      Pursuant to the Subadvisory Agreement with SunAmerica dated January 1, 1999 (the "Previous Agreement"), Berger served as subadviser to a component of the Focused 2000 Value Portfolio. At a meeting held on February 27, 2003, the Directors, including a majority of the Directors who are not interested persons of the Portfolio or SunAmerica, approved SunAmerica's recommendation to replace Berger. Accordingly, the Directors approved a Subadvisory Agreement (the "New Agreement") with JCM, which became effective April 30, 2003. SunAmerica recommended JCM in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record.

      Under the Advisory Agreement, the annual rate of the investment advisory fee payable to SunAmerica for the Portfolio is as follows: 1.00% of Assets or $1,380,319 for the fiscal year ended October 31, 2002. The term "Assets" means the average daily net assets of the representative portfolio. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. For the fiscal year ended October 31, 2002, SunAmerica paid fees to the Subadvisers, equal to the aggregate annual rate, as follows: 0.51% of Assets or $701,135 for the Portfolio. The fees retained by SunAmerica for the period were 0.49%, or $679,184 for the Portfolio.

      The New Agreement between JCM and SunAmerica, on behalf of the Focused 2000 Value Portfolio, is substantially the same in form and in substance to the Previous Agreement, in that it (i) provides for JCM to manage the portion of the relevant portfolio allocated to it on a discretionary basis, (ii) provides for SunAmerica to compensate JCM for its services, (iii) authorizes JCM to select the brokers or dealers to effect portfolio transactions for the Portfolio, and
(iv) requires JCM to comply with the Portfolio's investment policies and restrictions and with applicable law. The New Agreement will not result in an increase in fees to shareholders. A form of the Subadvisory Agreement is attached to this information statement as Exhibit A.

Information about Janus

      JCM is a Delaware limited liability company located at 100 Fillmore Street, Denver Colorado 80206, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of March 31, 2003, Janus had assets under management of approximately $132.7 billion.

      Janus was founded by Thomas H. Bailey. Managing the Janus Fund and private accounts, Mr. Bailey initially focused on investments in common stocks with the potential for long-term growth. Janus' growth-equity style embraces the approach to common stock management which it has refined over the last 31 years. Janus' portfolio managers work to add value to clients' accounts over the long-term through superior stock selection. The process relies on the fundamental, proprietary research Janus conducts at its Denver headquarters. Janus focuses on the common stocks of two types of companies: those companies that are experiencing above-average unit growth versus their peer group and companies that are realizing positive change.

      From a broad universe of stocks, Janus selects issues which combine qualitative appeal, such as sound product or service franchises, and solid growth prospects. On occasion, cash positions may build so that portfolio management may seek strong growth opportunities at reasonable valuations. However, cash is residual of the security selection process. Janus does not "time" the market.

      Janus does not employ a "committee" system of portfolio management. Individual portfolio managers have full autonomy in security selection, allowing them to buy or sell with agility. The compensation programs of managers are based, in part, upon the performance they achieve relative to the unmanaged indices and competing managers. This incentive applies to both up and down markets.

      Portfolios are constructed stock-by-stock rather than in response to pre-set industry diversification guidelines. When favorable conditions in a particular industry lead to attractive investment opportunities, Janus may purchase a number of stocks in that industry.

      The names, positions and business addresses of the executive officers of Janus are set forth below:

--------------------------------------------------------------------------------
           Name                      Position                   Address
           ----                      --------                   -------
--------------------------------------------------------------------------------
Mark B. Whiston             Director, Vice Chairman    100 Fillmore Street
                            of the Board               Denver, Colorado 80206
--------------------------------------------------------------------------------
Landon H. Rowland           Director, Chairman of the  100 Fillmore Street
                            Board                      Denver, Colorado 80206
--------------------------------------------------------------------------------
Helen Y. Hayes              Director                   100 Fillmore Street
                                                       Denver, Colorado 80206
--------------------------------------------------------------------------------
James P. Craig, III         Director                   100 Fillmore Street
                                                       Denver, Colorado 80206
--------------------------------------------------------------------------------
Paul F. Balser              Director                   100 Fillmore Street
                                                       Denver, Colorado 80206
--------------------------------------------------------------------------------
Robert N. Burt              Director                   100 Fillmore Street
                                                       Denver, Colorado 80206
--------------------------------------------------------------------------------
G. Andrew Cox               Director                   100 Fillmore Street
                                                       Denver, Colorado 80206
--------------------------------------------------------------------------------
Steven L. Scheid            Director                   100 Fillmore Street
                                                       Denver, Colorado 80206
--------------------------------------------------------------------------------
Lord Robert Skidelsky       Director                   100 Fillmore Street
                                                       Denver, Colorado 80206
--------------------------------------------------------------------------------

Information about PWM

      PWM, located at 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980. PWM is a member of the National Association of Securities Dealers, Inc. and, in 1984, registered with the Securities and Exchange Commission as an investment adviser. As of March 31, 2003, PWM had assets under management of approximately $4.9 billion.

      PWM uses a value style investment process that focuses on companies believed to be undervalued relative to their assets, earnings, cash flow or business franchise. It seeks undervalued companies with one or more of the following characteristics: relatively low price-to-book value ratios or low price-to-earnings multiples; the price of a former growth stock has declined 50% to 70% in value; a generally overlooked catalyst, such as a new product, industry consolidation or stock repurchase; or the company operates in an industry that is experiencing temporary problems, but has an overall favorable competitive and regulatory environment.

      From the initial universe of stocks, PWM uses a bottom-up approach to select companies with strong fundamentals. Companies with some or all of the following characteristics become candidates for purchase: strong balance sheet; solid cash flow; low debt-to-equity ratio; high insider ownership; low P/E ratio relative to previous highs; low price-to-book vale ratios and low price-to-cash flow ratios. Attention is focused on companies that have products or services, management, or other advantages over their competitors and that are being overly discounted by investors.

      PWM usually sells stocks when one or more of the following conditions occur: the stock reaches its price objective; the stock becomes overvalued relative to the general market or specific industry; the economics of an industry changes; an anticipated special situation in the company has occurred, such as the introduction of a new product or implementation of and organizational restructuring; or the stock does not show progress toward achieving its investment goal.

      The names, positions and business addresses of the executive officers of PWM are set forth below:

--------------------------------------------------------------------------------
           Name                      Position                   Address
           ----                      --------                   -------
--------------------------------------------------------------------------------
Robert H. Perkins           Manager and Chief          310 S. Michigan Ave.
                            Executive Officer          Chicago, IL 60604
--------------------------------------------------------------------------------
Gregory E. Wolf             Manager and Chief          310 S. Michigan Ave.
                            Operating Officer          Chicago, IL 60604
--------------------------------------------------------------------------------
Lars O. Soderberg           Manager                    310 S. Michigan Ave.
                                                       Chicago, IL 60604
--------------------------------------------------------------------------------
Theodore N. Hans            Chief Compliance           310 S. Michigan Ave.
                            Officer                    Chicago, IL 60604
--------------------------------------------------------------------------------

Board of Directors' Consideration

      In approving the New Agreement with Janus and Janus' delegation of its duties and responsibilities for providing investment advisory services to PWM described hereto, the Directors, at an in-person meeting held on February 27, 2003, considered certain factors. The Board considered the nature and quality of the services rendered by Janus to other Style Select funds and PWM, including the credentials and investment experience of each of its officers and employees. The Board noted that despite the changes that had occurred during Janus' Restructuring, PWM continued to conduct the day-to-day business activities, including Portfolio management. In addition, the Board considered Janus' and PWM's investment approach and management style, which is expected to complement the other investment managers of the Portfolio. The Board stated that it was familiar with both Janus' and PWM's investment style and process since they had served as subadvisers to other funds overseen by the Board. Also, the Board considered the structure of Janus and PWM and their ability to provide services, based on both financial condition and expertise. With respect to Janus' and PWM's organization, the Board reviewed financial statements relating to each firm's profitability and financial condition. Lastly, the Board compared Janus' subadvisory fee with those of other advisers and considered the indirect costs and benefits of providing such subadvisory services. The Directors determined that the subadvisory fee was reasonable, fair and in the best interests of its shareholders.

Additional Information

      AIG SunAmerica Capital Services, Inc. (the "Distributor") serves as distributor of the shares of each Portfolio of Style Select. Both SunAmerica and the Distributor are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

      Style Select is not required to hold annual meetings of the shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

                                            By Order of the Directors,


                                            /s/ Robert M. Zakem
                                            Robert M. Zakem
                                            President
                                            SunAmerica Style Select Series, Inc.


Dated: June 27, 2003

                                                                       Exhibit A

                                    [FORM OF]
                              SUBADVISORY AGREEMENT

            This SUBADVISORY AGREEMENT is dated as of April 30, 2003, as amended April 3, 2002, September 4, 2002 and December 2, 2002, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability corporation (the "Subadviser").

                                   WITNESSETH:

      WHEREAS, the Adviser and Style Select Series, Inc., a Maryland corporation (the "Corporation"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

      WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

      WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

      WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Corporation listed on Schedule A(1) attached hereto (the "Portfolio"), and the Subadviser is willing to furnish such services;

      NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

      1. (a) Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion

--------
(1) Schedule A has been omitted pursuant to the terms of an exemptive order Style Select received from the Securities and Exchange Commission.

and subject to the oversight and review of the Adviser, the securities to be purchased or sold, and shall furnish the Adviser with such monthly, quarterly, and annual reports concerning transactions and performance of each Portfolio in the form as reasonably requested by the Adviser. The Subadviser shall also provide the Adviser with such other information and reports as may reasonably be requested by the Adviser from time to time, other than proprietary information, and provided the Subadviser shall not be responsible for portfolio accounting, nor shall it be required to generate information derived from portfolio accounting data. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation's current prospectus and statement of additional information, and (b) applicable laws and regulations.

            The Subadviser agrees to manage the portion of the assets allocated to it of each of the Portfolio set forth in Schedule A (1) in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing, the Subadviser agrees to manage each Portfolio
(1) so that it qualifies to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) applicable federal and state securities, commodities and banking laws; and (c) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. For purposes of compliance with this paragraph, the Subadviser shall be entitled to treat the portion of the assets of each Portfolio that it manages as though such portion constituted the entire Portfolio, and the Subadviser shall not be responsible in any way for the compliance of other portions of the Portfolio or for compliance of the Portfolio as a whole with this paragraph.

            (b) The Subadviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Subadviser shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

            (c) The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

            (d) The Adviser shall timely furnish Subadviser with such information as may be reasonably necessary for or requested by Subadviser to perform its responsibilities under this Agreement. The Subadviser shall establish and maintain brokerage accounts or other accounts necessary for the purchase or sale of various forms of securities and the Adviser shall take such actions as Subadviser deems advisable or necessary to enable Subadviser to establish such account on behalf of the Corporation.

      2. Portfolio Transactions. The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to portfolio transactions as they may reasonably request including but not limited to, reports prepared by independent third parties relating to execution costs of such transactions, if any.

      3. (a) Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

            (b) Expenses. Adviser, the Corporation and the Portfolio shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by Subadviser pursuant to this Agreement. Subadviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Adviser, the Corporation, or the Portfolio, including without limitation, (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses.

      4. Other Services. At the request of the Corporation or the Adviser, the Subadviser in its discretion may make available to the Corporation, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser's cost.

      5. Reports. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

      6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Corporation are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation. The Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Portfolio) in a manner that the Subadviser believes to be equitable to the accounts involved and consistent with such accounts' objectives, policies and limitations.

      7. Certain Records. While the Subadviser is not being engaged to serve as the Corporation's official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by
Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Corporation on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and record keeping responsibilities with respect to the Portfolio.

            The Subadviser agrees that all accounts, books and other records maintained and preserved by it with respect to the Portfolio as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation's auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

      8. Confidentiality and Proprietary Rights. The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Corporation to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Subadviser, except as necessary for the performance of its duties under this Agreement or the Advisory Agreement, or as required by law upon prior written notice to the Subadviser. The Subadviser is the sole owner of the name and mark "Janus." The Adviser shall not, and shall not permit the Corporation to, without prior written consent of the Subadviser, use the name or mark "Janus" or make representations regarding the Subadviser or its affiliates. Upon termination of this Agreement for any reasons, the Adviser shall immediately cease, and the Adviser shall cause the Corporation to immediately cease, all use of the Janus name or any Janus mark.

      9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) neither the Subadviser nor its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Subadviser shall be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in
Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from (1) the Subadviser's conduct under this Agreement, or (2) any untrue statement of a material fact in the Corporation's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Adviser.

            (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon
(i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser's disabling conduct , or (ii) any untrue statement of a material fact in the Corporation's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

            (c) The Subadviser shall not be liable for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by the Subadviser and (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser. The Adviser agrees that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to the Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser.

      10. Permissible Interests. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

      11. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Corporation. With respect to each

Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Corporation. Notwithstanding the foregoing, the Subadviser may terminate the Agreement upon 60 days' written notice in the event of a breach of the Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

            This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated. The obligations contained in Section 9 shall survive termination of this Agreement.

      12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      13. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

      14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

      15. Separate Series. Pursuant to the provisions of the Articles of Incorporation, each Portfolio is a separate Portfolio of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

      16. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

      Subadviser:       Janus Capital Management LLC
                        100 Fillmore Street
                        Denver, CO 80206-4923
      Adviser:          AIG SunAmerica Asset Management Corp.
                        Harborside Financial Center
                        3200 Plaza 5
                        Jersey City, New Jersey 07311
                        Attention: Robert M. Zakem
                                   Senior Vice President and
                                   General Counsel

      17. Proxy Voting. The Adviser will vote proxies relating to the Portfolio's securities. The Adviser will vote all such proxies in accordance with the proxy voting policies and procedures adopted by the Board of Directors of the Corporation. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio's securities. The Adviser will instruct the custodian and other parties providing services to the Corporation promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

      18. Delegation of Responsibilities. Notwithstanding anything herein to the contrary, Subadviser may delegate any or all of its investment management duties and responsibilities under this Agreement to Perkins, Wolf, McDonnell and Company or any successor entity. No delegation pursuant to this provision shall relieve Subadviser of its duties or responsibilities thereunder, and Subadviser shall appropriately oversee, monitor and evaluate the activities of any party appointed hereunder for the Portfolio. Subadviser (or such delegatee) may employ, retain or otherwise avail itself of the services and facilities of persons and entities within it own organization or any other organization for the purpose of providing Subadviser (or such delegatee), the Adviser of the Portfolio with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advise as to transactions in specific securities, as Subadviser (or such delegatee's) may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or as may otherwise be helpful to the Adviser of the Portfolio, or in the discharge of Subadviser's (or such delegatee's) overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser. Subadviser (or such delegatee's) acquisition of information, advice or assistance pursuant to this paragraph shall be at Subadviser's (or such delegatee's) own expense and shall not relieve Subadviser (or such delegatee) of any of its obligations under this Agreement.

      IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                                        AIG SUNAMERICA ASSET MANAGEMENT CORP.


                                        By: ____________________________________
                                            Name: Peter A. Harbeck
                                            Title: President & CEO


                                        JANUS CAPITAL MANAGEMENT LLC


                                        By: ____________________________________
                                            Name:
                                            Title: